Exhibit 21.1

Subsidiaries of the Registrant

Details of the Company’s subsidiaries as of June 30, 2015 are set forth below. Each entity is wholly owned unless otherwise stated.

AGI Media UK Limited	(England and Wales)

AGI Shorewood Mexico S. de R.L. de C.V.	(Mexico)

AGI Shorewood Packaging (Guangzhou) Co. Ltd.	(China)

AGI Shorewood Packaging (Kunshan) Co. Ltd.	(China)

AGI-Shorewood Group US, LLC	(Delaware, United States)

ASG Leasing Limited	(England and Wales)

B Packaging Technology Ltd	(Northern Ireland)

B Cleland Ltd	(Northern Ireland)

B Healthcare Packaging Europe NV	(Belgium)

Berry’s (Holdings) Ltd	(Ireland)

Berry’s Printing Works (Westport) Ltd	(Ireland)

BP Media Ltd	(England and Wales)

BP Media Technology Limited	(England and Wales)

BPG Healthcare Systems Ltd	(Ireland)

Camro Graphics Ltd	(Scotland)

CD Cartondruck LLC	(Delaware, United States)

CD General Partnership GmbH	(Germany)

CD HoldCo GmbH & Co. KG	(Germany)

Chesapeake Brussels NV	(Belgium)

Chesapeake Plastics Packaging (Kunshan) Co Ltd	(China)

Dongguan Presentation Products Company Limited	(China)

Fernlace Ltd	(England and Wales)

Field Boxmore Bedford Ltd	(England and Wales)

Field Boxmore Bourne (Holdings) Ltd	(England and Wales)

Field Boxmore Bourne Ltd	(England and Wales)

Field Boxmore Bristol Holdings Ltd	(England and Wales)

Field Boxmore GB Ltd	(England and Wales)

Field Boxmore II Ltd	(England and Wales)

Field Boxmore Ireland Ltd	(Ireland)

Field Boxmore Label Systems Ltd	(Ireland)

Field Boxmore Ltd	(England and Wales)

Field Boxmore Tewkesbury Ltd	(England and Wales)

Field First Congleton Ltd	(England and Wales)

Field First Ltd	(England and Wales)

Field Group Pension Trustee Ltd	(England and Wales)

Field Packaging Germany GmbH	(Germany)

Field Packaging Ltd	(England and Wales)

First Carton Group Ltd	(England and Wales)

First Carton Pazo Ltd	(England and Wales)

First Carton Thyne Ltd	(England and Wales)

GCM Print & Packaging Service Ltd	(England and Wales)

JH Corporate, Inc.	(Michigan, United States)

John Henry Packaging Midwest, Inc.	(Michigan, United States)

Label Research Ltd	(England and Wales)

Lithoprint Holdings Ltd	(Scotland)

MPS Allegan, Inc.	(Michigan, United States)

MPS Chicago Holdings, Inc.	(Delaware, United States)

MPS Chicago, Inc.	(Illinois, United States)

MPS Denver, LLC (70% owned)	(Colorado, United States)

MPS Evansville, Inc.	(Indiana, United States)

MPS Fairfield, Inc.	(Delaware, United States)

MPS Fairview, Inc.	(Delaware, United States)

MPS Greensboro, LLC	(Delaware, United States)

MPS Holdco, Inc.	(Delaware, United States)

MPS Holland, Inc.	(Michigan, United States)

MPS HRL, LLC	(Delaware, United States)

MPS Indianapolis, Inc.	(Indiana, United States)

MPS Lansing, Inc.	(Michigan, United States)

MPS Mustang Corp.	(Delaware, United States)

MPS Mustang Intermediate Corp.	(Delaware, United States)

MPS Mustang Intermediate Holdings Corp.	(Delaware, United States)

MPS Mustang Intermediate LLC	(Delaware, United States)

MPS of Kentucky, LLC	(Delaware, United States)

MPS Printery, Inc.	(Michigan, United States)

MPS Schweiz GmbH	(Switzerland)

MPS South Plainfield, LLC	(Delaware, United States)

MPS Swiss Holdco, Inc.	(Delaware, United States)

MPS/CSK Holdings, Inc.	(Delaware, United States)

MPS/CSK US, Inc.	(Delaware, United States)

MPS/IH, LLC	(Delaware, United States)

Multi Packaging Solutions Acquisitions 1 Ltd	(England and Wales)

Multi Packaging Solutions Acquisitions 2 Ltd	(England and Wales)

Multi Packaging Solutions UK Ltd	(England and Wales)

Multi Packaging Solutions Tczew Sp. Z o.o.	(Poland)

Multi Packaging Solutions (Kunshan) Co Ltd	(China)

Multi Packaging Solutions Arbroath Ltd	(Scotland)

Multi Packaging Solutions Belfast Ltd	(Northern Ireland)

Multi Packaging Solutions Bialystok Holdings sp. z o.o.	(Poland)

Multi Packaging Solutions Bialystok sp. z o.o.	(Poland)

Multi Packaging Solutions Bornem NV	(Belgium)

Multi Packaging Solutions Bristol Ltd	(England and Wales)

Multi Packaging Solutions Dallas, Inc.	(Delaware, United States)

Multi Packaging Solutions Dublin Ltd	(Ireland)

Multi Packaging Solutions Duren GmbH	(Germany)

Multi Packaging Solutions Finance Ltd	(England and Wales)

Multi Packaging Solutions France SA	(France)

Multi Packaging Solutions GB Ltd	(England and Wales)

Multi Packaging Solutions Gent NV	(Belgium)

Multi Packaging Solutions Global Holdings Limited	(England and Wales)

Multi Packaging Solutions GmbH (89.8% owned)	(Germany)

Multi Packaging Solutions Hillington Ltd	(Scotland)

Multi Packaging Solutions Holdings 1 GmbH	(Germany)

Multi Packaging Solutions Holdings 2 GmbH	(Germany)

Multi Packaging Solutions Hong Kong Ltd	(Hong Kong)

Multi Packaging Solutions Leasing GmbH	(Germany)

Multi Packaging Solutions Limerick Ltd	(Ireland)

Multi Packaging Solutions Limited	(England and Wales)

Multi Packaging Solutions London Ltd	(England and Wales)

Multi Packaging Solutions Melle GmbH	(Germany)

Multi Packaging Solutions Montargis SAS	(France)

Multi Packaging Solutions Netherlands BV	(Netherlands)

Multi Packaging Solutions NI GmbH	(Germany)

Multi Packaging Solutions NI Ltd	(Northern Ireland)

Multi Packaging Solutions OSS BV	(Netherlands)

Multi Packaging Solutions Sales S.à r.l.	(France)

Multi Packaging Solutions San Angelo, Inc.	(Michigan, United States)

Multi Packaging Solutions SAS	(France)

Multi Packaging Solutions Services GmbH	(Germany)

Multi Packaging Solutions Stuttgart GmbH	(Germany)

Multi Packaging Solutions Westport Ltd	(Ireland)

Multi Packaging Solutions, Inc.	(Delaware, United States)

Presentation Products (Asia Pacific) Limited	(Hong Kong)

Presentation Products Group Limited	(Scotland)

Presentation Products Holdings Limited	(Scotland)

Presentation Products Scotland Limited	(Scotland)

Shorewood Carton Corporation Limited	(Ontario, Canada)

Shorewood de Mexico S. de R.L. de C.V.	(Mexico)

Shorewood Holdings B.V.	(Netherlands)

Shorewood Intellectual Property Holdings B.V.	(Netherlands)

Shorewood Packaging Corp. of Canada Limited	(Ontario, Canada)

SR3 Solutions, LLC (50% owned)	(Delaware, United States)

Viprint BVBA	(Belgium)

William W Cleland Holdings Ltd	(Northern Ireland)